EX-28.q

POWER OF ATTORNEY

WHEREAS, Advisers Investment Trust, an Ohio business trust organized under the laws of the State of Ohio, periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Trustee of the Trust.

NOW THEREFORE, Advisers Investment Trust hereby constitutes and appoints Michael V. Wible, Dina A. Tantra, and Troy A. Sheets, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to Advisers Investment Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could to if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of December, 2012.

/s/ Steven R. Sutermeister

Name: Steven R. Sutermeister

Trustee

STATE of Ohio	)

) ss:

COUNTY of Franklin	)

Before me, a Notary Public in and for said county and state, personally appeared the above named Steven Sutermeister, who acknowledge that he did sign the foregoing instrument and that the same is their free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the 11th day of December, 2012.

/s/ Luanne L. Murray

Notary Public

NOTARIAL SEAL

STATE OF OHIO

My Commission Expires: 2/28/15

POWER OF ATTORNEY

WHEREAS, Advisers Investment Trust, an Ohio business trust organized under the laws of the State of Ohio, periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Trustee of the Trust.

NOW THEREFORE, Advisers Investment Trust hereby constitutes and appoints Michael V. Wible, Dina A. Tantra, and Troy A. Sheets, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to Advisers Investment Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could to if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 11th day of December, 2012.

/s/ Dina Tantra

Name: Dina Tantra

Trustee

STATE of Ohio	)

) ss:

COUNTY of Franklin	)

Before me, a Notary Public in and for said county and state, personally appeared the above named Dina Tantra, who acknowledge thats he did sign the foregoing instrument and that the same is their free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the 11th day of December, 2012.

/s/ Luanne L. Murray

Notary Public

NOTARIAL SEAL

STATE OF OHIO

My Commission Expires: 2/28/15

POWER OF ATTORNEY

WHEREAS, Advisers Investment Trust, an Ohio business trust organized under the laws of the State of Ohio, periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Trustee of the Trust.

NOW THEREFORE, Advisers Investment Trust hereby constitutes and appoints Michael V. Wible, Dina A. Tantra, and Troy A. Sheets, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to Advisers Investment Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could to if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of December, 2012.

/s/ Michael M. Van Buskirk

Name: Michael M. Van Buskirk

Trustee

STATE of Ohio	)

	)	ss:

COUNTY of Franklin	)

Before me, a Notary Public in and for said county and state, personally appeared the above named Michael Van Buskirk, who acknowledge that he did sign the foregoing instrument and that the same is their free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the 11th day of December, 2012.

/s/ Luanne L. Murray

Notary Public

NOTARIAL SEAL

STATE OF OHIO

My Commission Expires: 2/28/15

POWER OF ATTORNEY

WHEREAS, Advisers Investment Trust, an Ohio business trust organized under the laws of the State of Ohio, periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Trustee of the Trust.

NOW THEREFORE, Advisers Investment Trust hereby constitutes and appoints Michael V. Wible, Dina A. Tantra, and Troy A. Sheets, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to Advisers Investment Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could to if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of December, 2012.

/s/ D’Ray Moore Rice

Name: D’Ray Moore Rice

Trustee

STATE of Ohio	)

) ss:

COUNTY of Franklin	)

Before me, a Notary Public in and for said county and state, personally appeared the above named D’Ray Moore Rice, who acknowledge that she did sign the foregoing instrument and that the same is their free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the 11th day of December, 2012.

/s/ Luanne L. Murray

Notary Public

NOTARIAL SEAL

STATE OF OHIO

My Commission Expires: 2/28/15